UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging Growth Company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.  Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of TransAct Technologies Incorporated (the “Company”) held on May 28, 2019 (the “2019 Annual Meeting”), the stockholders of the Company voted on the following proposals:

Proposal 1: Election of Directors

To elect Haydee Ortiz Olinger as director of the Company to serve until the 2022 Annual Meeting of Stockholders or until her successor has been duly elected and qualified:

For	Withheld	Broker Non-Votes
3,679,479	329,292	3,070,667

To elect Emanuel P. N. Hilario as director of the Company to serve until the 2022 Annual Meeting of Stockholders or until his successor has been duly elected and qualified:

For	Withheld	Broker Non-Votes
3,679,905	328,866	3,070,667

Proposal 2: Ratification of Independent Registered Public Accounting Firm

To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019:

For	Against	Abstain
6,743,252	35,701	300,485

Proposal 3: Advisory Vote on Executive Compensation

To approve, on an advisory basis, the Company’s compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
2,352,088	1,641,396	15,287	3,070,667

Proposal 4: Advisory Vote on the Frequency of the Advisory on Executive Compensation

To vote, on an advisory basis, on the frequency of future non-binding advisory votes on the compensation of our named executive officers:

One Year	Two Years	Three Years	Abstain
3,605,340	9,940	349,817	43,674

Item 8.01. Other Events.

On May 30, 2019, the Company issued a press release announcing that its stockholders elected Emanuel P.N. Hilario and Haydee Ortiz Olinger to the Company’s Board of Directors at the 2019 Annual Meeting.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated May 30, 2019 of TransAct Technologies Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ David B. Peters
David B. Peters
Vice President & Chief Accounting Officer

Date: June 3, 2019